UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Freeport-McMoRan Copper & Gold Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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c/o Georgeson Inc.

480 Washington Blvd., 26th Floor, Jersey City, NJ 07310

IMPORTANT ANNUAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the

Freeport-McMoRan Copper & Gold Inc. Stockholder Meeting To Be Held on July 16, 2013

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. Follow the instructions below to view the proxy materials and to submit your proxy and voting instructions online or request a copy of the proxy materials. The items to be voted on and location of the annual meeting of stockholders are on the reverse side of this Notice. Your vote is important!

This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before submitting your proxy and voting instructions. The proxy materials, which consist of the proxy statement and annual report to stockholders, are available at:

http://www.edocumentview.com/FCX_MTG

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view the proxy materials, you can also submit your proxy and voting instructions.

Step 1: Go to http://www.edocumentview.com/FCX_MTG to view the proxy materials.

Step 2: Click Submit Your Proxy or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future proxy materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. Otherwise you will not receive a paper or e-mail copy. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before July 2, 2013 to facilitate timely delivery.

Freeport-McMoRan Copper & Gold Inc.’s Annual Meeting of Stockholders will be held on Tuesday, July 16, 2013 at Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801, at 10:00 a.m. Eastern Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The board of directors recommends a vote FOR Items 1, 2 and 3 below.

1.	Election of fifteen directors. Nominees are: 01 Richard C. Adkerson, 02 Robert J. Allison, Jr., 03 Alan R. Buckwalter, III, 04 Robert A. Day, 05 James C. Flores, 06 Gerald J. Ford, 07 Thomas A. Fry, III, 08 H. Devon Graham, Jr., 09 Charles C. Krulak, 10 Bobby Lee Lackey, 11 Jon C. Madonna, 12 Dustan E. McCoy, 13 James R. Moffett, 14 B. M. Rankin, Jr., 15 Stephen H. Siegele

2.	Approval, on an advisory basis, of the compensation of our named executive officers.

3.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

The board of directors recommends a vote AGAINST Items 4, 5, 6 and 7 below.

4.	Stockholder proposal regarding the selection of a candidate with environmental expertise to be recommended for election to the board of directors.

5.	Stockholder proposal regarding the requirement that our chairman of the board of directors be an independent member of the board of directors.

6.	Stockholder proposal regarding the adoption by the board of directors of a policy on board diversity.

7.	Stockholder proposal regarding the amendment of our bylaws to permit stockholders holding 15% of our outstanding common stock to call a special meeting of stockholders.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares of common stock you must submit your proxy and voting instructions online or request a paper or e-mail copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Freeport-McMoRan Copper & Gold Inc. 2013 Annual Meeting of Stockholders

If you plan to attend our 2013 annual meeting of stockholders, you can obtain directions to the Hotel du Pont online at the hotel’s website, http://www.hoteldupont.com/map-and-directions-en.html. The proposals to be voted on at the meeting are listed above, along with the recommendations of our Board of Directors.

After you’ve reviewed the proxy materials, you can submit your proxy and voting instructions online at http://www.edocumentview.com/FCX_MTG by entering your Control Number/Voter ID located in the circle in the shaded bar on the reverse side of this Notice.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or e-mail options below.

E-mail copies: Current and future e-mail delivery requests must be submitted via the Internet following the instructions below.

If you request an e-mail copy of the current proxy materials, you will receive an e-mail with a link to the proxy materials.

PLEASE NOTE: You must use the Control Number/Voter ID located in the circle in the shaded bar on the reverse side of this Notice when requesting a set of the proxy materials.

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Internet – Go to http://www.edocumentview.com/FCX_MTG. Click Submit Your Proxy or Request Materials. Follow the instructions to log in and order a paper or e-mail copy of the current proxy materials and submit your preference for e-mail or paper delivery of future proxy materials.

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Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the proxy materials by mail for the current meeting. You can also submit a preference to receive a paper copy of the proxy materials for future meetings.

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E-mail – Send e-mail to investorvote@computershare.com with “Proxy Materials Freeport-McMoRan Copper & Gold Inc.” in the subject line. Include in the message your full name and address, plus the Control Number/Voter ID located in the circle in the shaded bar on the reverse side of this Notice, and state in the e-mail that you want a paper copy of the current proxy materials. You can also state your preference to receive a paper copy of the proxy materials for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by July 2, 2013.